EXHIBIT 10.14.23


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                             DATED 31ST OCTOBER 2005

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                           TARRANT COMPANY LIMITED (1)
                                       AND
                               MARBLE LIMITED (2)
                                       AND
                         TRADE LINK HOLDINGS LIMITED (3)
                                 (AS BORROWERS)

                                       AND

                UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (4)
                                   (AS AGENT)


                           FIFTEENTH DEED OF VARIATION
                                       TO
                      SYNDICATED LETTER OF CREDIT FACILITY
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                              BARLOW LYDE & GILBERT
                   SUITE 1901, 19TH FLOOR, CHEUNG KONG CENTER
                             2 QUEEN'S ROAD CENTRAL
                                    HONG KONG

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


THIS DEED OF VARIATION is made the 31st day of October 2005

BETWEEN:

(1) TARRANT COMPANY LIMITED a company incorporated in Hong Kong under company number 163310 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TARRANT");

(2) MARBLE LIMITED a company incorporated in Hong Kong under company number 399753 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("MARBLE");

(3) TRADE LINK HOLDINGS LIMITED a company incorporated in Hong Kong under company number 592076 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TRADE LINK"); and

(4)      UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (the "AGENT").


WHEREAS:

(A) Under the terms of a syndicated letter of credit facility agreement (the "FACILITY AGREEMENT" which expression shall include the same as from time to time amended, supplemented or modified) entered into on 13th June 2002 by and between the Borrowers and the Finance Parties, the Agent (in its capacity as the Issuer) agreed, inter alia, to make available to the Borrowers a facility for the issue of letters of credit, upon the terms and subject to the conditions set out therein.

(B) Under various Deeds of Variation to the Facility Agreement entered into on 26th February, 2003, 19th May, 2003, 2nd June, 2003, 18th June, 2003, 23rd December, 2003, 17th March, 2004, 5th May, 2004, 17th June,
         2004, 29th October, 2004, 31st December, 2004, 14th February, 2005, 27th June 2005, 29th July 2005 and 31st August 2005 by and between the Borrowers and the Agent (the "PRIOR DEEDS OF VARIATION"), the parties thereto agreed to vary the terms of the Facility Agreement as set out in the Prior Deeds of Variation.

(C) The parties hereto have therefore agreed, pursuant to Clause 23 of the Facility Agreement, to vary the terms of the Facility Agreement as set out in this Deed of Variation.

NOW THIS DEED HEREBY WITNESSETH as follows:-

1.      DEFINITIONS AND INTERPRETATION

        Words and phrases which are not defined or construed in this Deed of Variation but which are defined or construed in the Facility Agreement, the Companies Ordinance or the Bankruptcy Ordinance shall be construed as having the meanings ascribed to them therein. To the extent that there is any inconsistency between the terms of this Deed of Variation and the Facility Agreement, the terms of this Deed of Variation shall prevail. References to clause numbers are to those clauses in the Facility Agreement, unless indicated otherwise.

2.      VARIATION

2.1 The parties hereto hereby agree that the Facility Agreement shall be varied in the following manner:-

         2.1.1 By the deletion in its entirety from Clause 1.1 of the Facility Agreement of the definition of the term "SECURITY DOCUMENTS", and the substitution therefor of the following:

                  "`SECURITY DOCUMENTS'     (I)   THE    SYNDICATED    COMPOSITE
                                            GUARANTEE AND  DEBENTURE,  (II) EACH
                                            OF THE PARENT GUARANTEES,  (III) THE
                                            GUEZ  GUARANTEE,  (IV) A CHARGE OVER
                                            SHARES  EXECUTED  ON  26TH  FEBRUARY
                                            2003 BY TARRANT LUXEMBOURG IN FAVOUR
                                            OF THE  AGENT  (IN ITS  CAPACITY  AS
                                            SECURITY   TRUSTEE   THEREUNDER)  IN
                                            RESPECT  OF ITS  SHARES IN  TARRANT,
                                            (V)   A   STOCK   PLEDGE   AGREEMENT
                                            EXECUTED  ON 31ST  DECEMBER  2004 BY
                                            GERARD  GUEZ IN  FAVOUR OF THE AGENT
                                            (IN ITS CAPACITY AS SECURITY TRUSTEE
                                            HEREUNDER)  IN RESPECT OF HIS SHARES
                                            IN TAG,  AND (VI) THE  INTERCREDITOR
                                            AGREEMENT,  IN EACH CASE AS  AMENDED
                                            OR MODIFIED FROM TIME TO TIME;"

       2.1.2 By the deletion in its entirety from Clause 1.1 of the Facility Agreement of the definition of the term "TERMINATION DATE", and the substitution therefor of the following:

                  "`TERMINATION DATE'       31ST  JANUARY,  2006, OR ANY EARLIER
                                            DATE  UPON   WHICH  THE  ISSUER  MAY
                                            (WHETHER    ALONE   OR   ACTING   IN
                                            CONJUNCTION  WITH ANY OTHER  BANK OR
                                            FINANCIAL  INSTITUTION) ENTER INTO A
                                            CREDIT  FACILITY  AGREEMENT WITH THE
                                            BORROWERS IN ORDER TO REFINANCE  THE
                                            FACILITY   AND  TO   SUPERSEDE   AND
                                            REPLACE THIS AGREEMENT;"


         2.1.3 By the deletion in its entirety of Sub-Clause 4.8.3(a) of the Facility Agreement, and the substitution therefor with the following:

                  "INTEREST FOR THESE PURPOSES SHALL ACCRUE UPON SUCH AMOUNTS AS STATED ABOVE AS WELL AFTER AS BEFORE JUDGMENT, FROM THE DATE WHEN SUCH AMOUNTS WERE FIRST PAID BY THE ISSUER UNTIL PAYMENT OF THEM BY THE BORROWER(S) IN FULL, AT THE RATE OF 3% PER ANNUM ABOVE THE INTEREST RATE PUBLISHED UNDER THE "MONEY RATES" SECTION OF THE WALL STREET JOURNAL (ON EACH DAY ON WHICH IT IS PUBLISHED) AS THE "PRIME RATE", AS SUCH RATE MAY CHANGE FROM TIME TO TIME; PROVIDED, HOWEVER, THAT IF THE WALL STREET JOURNAL SHALL CEASE TO PUBLISH SUCH RATE (OR ITSELF CEASES TO BE PUBLISHED), THEN THE INTEREST RATE SHALL BE THE HIGHEST AMONG THE PRIME, BASE OR EQUIVALENT RATES THEN PUBLICLY ANNOUNCED BY BANK OF AMERICA, N.A., JP

                  MORGAN CHASE BANK AND WACHOVIA BANK, NATIONAL ASSOCIATION (OR THEIR RESPECTIVE SUCCESSORS-IN-INTEREST) FROM TIME TO TIME;"

         2.1.4 By the deletion in its entirety of Sub-Clause 12.3.1 of the Facility Agreement, and the substitution therefor with the following:

                  "FROM THE DATE OF THE OCCURRENCE OF ANY EVENT OF DEFAULT UNTIL SUCH EVENT OF DEFAULT IS REMEDIED TO THE SATISFACTION OF THE AGENT, OR UNTIL ALL SUMS PAYABLE HEREUNDER HAVE BEEN SATISFIED OR DISCHARGED IN FULL AND NONE OF THE BANKS IS UNDER ANY CONTINGENT LIABILITY HEREUNDER OR UNDER ANY LETTER OF CREDIT, ANY INTEREST PAYABLE BY THE BORROWER IN RESPECT OF ANY LETTER OF CREDIT SHALL BE CALCULATED AT THE RATE PER ANNUM EQUAL TO AN ADDITIONAL 2.5% PER ANNUM TO THAT REFERRED TO IN SUB-CLAUSE 4.8.3(A) ON THE MAXIMUM FACE VALUE OF ANY LETTER OF CREDIT THEN OUTSTANDING."

         2.1.5 By the deletion in its entirety of Schedule 1 to the Facility Agreement, and the substitution therefor of the following:

                                   "SCHEDULE 1

                              BANKS AND COMMITMENTS
------------------------- -------------- -------------- ----------------------------
COLUMN 1: BANK            COLUMN 2:      COLUMN 3:      COLUMN 4:
                          COMMITMENT     SUB-LIMIT      APPLICABLE PERIOD
------------------------- -------------- -------------- ----------------------------
UPS CAPITAL GLOBAL TRADE  US$15,000,000  US$15,000,000  ON OR BEFORE 31ST AUGUST,
FINANCE CORPORATION                                     2005
------------------------- -------------- -------------- ----------------------------
                          US$14,500,000  US$11,500,000  AT ANY TIME ON OR AFTER 1ST
                                                        SEPTEMBER, 2005, AND BEFORE
                                                        1ST OCTOBER, 2005
------------------------- -------------- -------------- ----------------------------
                          US$14,000,000  US$11,000,000  AT ANY TIME ON OR AFTER 1ST
                                                        OCTOBER, 2005 AND BEFORE
                                                        1ST NOVEMBER, 2005
------------------------- -------------- -------------- ----------------------------
                          US$13,500,000  US$10,500,000  AT ANY TIME ON OR AFTER 1ST
                                                        NOVEMBER, 2005 AND BEFORE
                                                        1ST DECEMBER, 2005
------------------------- -------------- -------------- ----------------------------
                          US$13,000,000  US$10,000,000  AT ANY TIME ON OR AFTER 1ST
                                                        DECEMBER 2005 AND BEFORE
                                                        1ST JANUARY, 2006
------------------------- -------------- -------------- ----------------------------
                          US$12,500,000  US$9,500,000   AT ANY TIME ON OR AFTER 1ST
                                                        JANUARY, 2006
------------------------- -------------- -------------- ----------------------------

3.       NO OTHER AMENDMENTS OR WAIVERS

3.1 The execution, delivery and effectiveness of this Deed of Variation shall not operate as a waiver of any right, power or remedy of the Agent under the Facility Agreement or any of the other Finance Documents, nor constitute a waiver of any provision of the Facility Agreement or any of the other Finance Documents. Except for the amendments and agreements set forth above, the text of the Facility Agreement and all other Finance Documents shall remain unchanged and in full force and effect and each of the Borrowers hereby ratifies and confirms its obligations thereunder. This Deed of Variation shall not constitute a modification of the Facility Agreement or any of the other Finance Documents or a course of dealing with the Agent at variance with the Facility Agreement or any of the other Finance Documents such as to require further notice by the Agent to require strict compliance with the terms of the Facility Agreement or any of the other Finance Documents in the future, except as expressly set forth herein. Each of the Borrowers acknowledges and expressly agrees that the Agent reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Facility Agreement and all other Finance Documents. The Borrowers have no knowledge of any challenge to the Agent's claims arising under the Facility Agreement or any of the other Finance Documents, or to the effectiveness of the Facility Agreement or any of the other Finance Documents.

3.2 The parties hereby acknowledge and confirm that neither the obligations of any Borrower nor the rights and remedies of the Agent under the Facility Agreement or any of the other Finance Documents or otherwise conferred by law shall be discharged, prejudiced or impaired by reason of the execution of this Deed of Variation or the variation of the terms and conditions of the Facility Agreement in accordance with this Deed of Variation.

4.       GENERAL

4.1 This Deed of Variation may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when so executed and delivered shall be original but all the counterparts together shall constitute one and the same instrument.

4.2 This Deed of Variation shall be governed and construed in accordance with the laws of the Hong Kong Special Administrative Region of the People's Republic of China and the parties hereto agree to submit to the non-exclusive jurisdiction of the Courts of the Hong Kong Special Administrative Region of the People's Republic of China.

IN WITNESS WHEREOF this Deed of Variation has been entered into the day and year first above written.

THE BORROWERS


THE COMMON SEAL of                )
TARRANT COMPANY LIMITED           )
was hereunto affixed              )
in the presence of:               )


/S/ HENRY CHU
----------------------------------
Henry Chu, Director


/S/ CHARLES LAI
----------------------------------
Charles Lai, Director/Secretary



THE COMMON SEAL of                )
MARBLE LIMITED                    )
was hereunto affixed              )
in the presence of:               )


/S/ HENRY CHU
----------------------------------
Henry Chu, Director


/S/ CHARLES LAI
----------------------------------
Charles Lai, Director/Secretary



THE COMMON SEAL of                )
TRADE LINK HOLDINGS LIMITED       )
was hereunto affixed              )
in the presence of:               )


/S/ HENRY CHU
----------------------------------
Henry Chu, Director


/S/ CHARLES LAI
----------------------------------
Charles Lai, Director/Secretary

THE AGENT


SIGNED for and on behalf of       )
UPS CAPITAL GLOBAL                )
TRADE FINANCE CORPORATION         )
by:                               )
in the presence of:               )             /S/ JOHN P. HOLLOWAY
                                                --------------------------------
                                                John P. Holloway,
                                                Director of Portfolio Management

/S/ KETAK SAMPAT
----------------------------------
Ketak Sampat, WITNESS


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